Exhibit 10.20

[***] = Certain marked information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN SALE AGREEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED LOAN SALE AGREEMENT, dated as of August 28, 2019 (this “Amendment”), by and among CROSS RIVER BANK, an FDIC-insured New Jersey state chartered bank (“Bank”), SUNLIGHT FINANCIAL LLC, a Delaware limited liability company (“Sunlight”), and Sunlight, for itself and on behalf of any other Purchaser executing a Purchaser Joinder Agreement (“Purchaser Representative”), amends the terms of that certain Amended and Restated Loan Sale Agreement dated as of February 12, 2018, by and among Bank, Sunlight and Purchaser Representative (the “Existing Agreement” and, as amended by this Amendment, the “Agreement”). Sunlight, Bank and Purchaser Representative are collectively referred to herein as the “Parties”. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefore in the Existing Agreement.

RECITALS

WHEREAS, the Existing Agreement allows the Parties to mutually agree in writing to modify the Existing Agreement;

WHEREAS, the Parties now desire to amend and modify the Existing Agreement upon the terms and subject to the conditions set forth in this Amendment to amend and restate the definition of “Required Loan Balance”;

NOW, THEREFORE, in consideration of the foregoing premises and the following terms, and for other good and valuable consideration, the Parties, intending to be legally bound, further agree as follows:

1.	MODIFICATION TO THE EXISTING AGREEMENT

1.1.	Schedule 1 of the Existing Agreement is hereby amended to amend and restate the definition of “Required Balance” as follows:

“Required Balance” means on any given day an amount equal to the total of: (x) the sum of (i) the aggregate outstanding principal amount of all Loans held by Bank on the date of determination (but excluding any [***] and (ii) the aggregate principal amount of all Loans to be funded by Bank on the date of determination, (y) multiplied by [***] and (z) minus the aggregate dollar amount of all Dealer Discounts related to such Loans included in the total calculation of (i) and (ii).

2.	EFFECTIVENESS OF THE AGREEMENT

2.1.	Unless otherwise defined or modified in this Amendment, all capitalized words or terms used in this Amendment shall have the definitions ascribed to such words or terms in the Existing Agreement. From and after the effectiveness of this Amendment, references in the Existing Agreement to “the Agreement” or words of similar effect, shall refer to the Existing Agreement as amended by this Amendment.

2.2.	Except as expressly amended and modified by this Amendment, all terms and conditions set forth in the Existing Agreement shall remain unmodified, binding, and in full force and effect. This Amendment sets forth the entire agreement and understanding of the Parties regarding the particular subject matter of this Amendment, and merges and supersedes all prior or contemporaneous agreements, discussions and correspondence pertaining to the subject matter of this Amendment. This Amendment may be executed in counterpart copies, each of which, and together, shall be effective as original, binding instruments. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e- mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

2.3.	This Amendment shall be governed by and construed in accordance with the laws of the State of New York, including general obligations law Section 5-1401, but otherwise without regard to the conflict of laws principles thereof.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be duly executed as of the day and year first above written.

CROSS RIVER BANK

By:	/s/ Adam Goller
Name:	Adam Goller
Title:	EVP

SUNLIGHT FINANCIAL LLC

By:	/s/ Barry Edinburg
Name:	Barry Edinburg
Title:	CFO

SUNLIGHT FINANCIAL LLC, as Purchaser or by or on behalf of each party executing a Purchaser Joinder Agreement under the Agreement

By:	/s/ Barry Edinburg
Name:	Barry Edinburg
Title:	CFO